UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November12, 2003

                                CKF Bancorp, Inc.
               (Exact Name of Registrant as Specified in Charter)



            Delaware                  0-25180                    61-1267810
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
Incorporation or Organization)      File Number)             Identification No.)



                 340 West Main Street, Danville, Kentucky 40422
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (859) 236-4181


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure

     On November 11, 2003, the Board of Directors of CKF Bancorp, Inc. approved a 2-for-1 common stock split in the form of a 100% stock dividend. The common stock split will be distributed on December 11, 2003 to stockholders of record as of November 26, 2003. The common stock split will increase the outstanding common stock of the registrant by 100 percent to approximately 1,471,686 shares. Stockholders of record will receive one additional share of common stock for every share they held on the record date. For information regarding the 2-for-1 stock split, reference is made to the registrant's press release dated November12, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits

Exhibit 99.1 - Press Release dated November 12, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         CKF Bancorp, Inc.


Date:  November 12, 2003                             By: /s/ John H. Stigall
                                                         John H. Stigall
                                                         President

                                  Exhibit 99.1